VOYA EQUITY TRUST
Voya Large-Cap Growth Fund
(the "Fund")
Supplement dated October 7, 2021
to the Fund's Class A, Class C, Class I, Class R, Class R6, Class T and Class W shares
Prospectus and Class P3 Prospectus
(each a "Prospectus" and collectively the "Prospectuses"),
each dated September 30, 2021
On May 27, 2021, the Board of Trustees of Voya Equity Trust approved a proposal to change the classification of Voya Large-Cap Growth Fund from "diversified" to "non- diversified," as such terms are defined under the Investment Company Act of 1940, as amended.
Shareholder approval is required to change the Fund's classification from "diversified" to "non- diversified." A proxy statement detailing the proposed change to the Fund's diversification classification was mailed to the Fund's shareholders on or about August 9, 2021. Shareholders approved the proposal to change the Fund's diversification classification at a shareholder meeting held on October 7, 2021.
Effective immediately, the Fund's Prospectuses are revised as follows:
1.The section entitled "Principal Investment Strategies" of the Fund's Prospectuses is hereby revised to include the following paragraph:
The Fund is non-diversified, which means that it may invest a significant portion of its assets in a single issuer.
2.The section entitled "Principal Risks" of the Fund's Prospectuses is hereby revised to include the following risk:
Issuer Non-Diversification: A "non-diversified" investment company is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with as single economic, political or regulatory occurrence that a more diversified portfolio might be.
3.The sub-section entitled "Key Fund Information – Fund Diversification" of the Fund's Prospectuses is hereby deleted in its entirety and replaced with the following:
Fund Diversification
Each Fund's diversification status is outlined in the table below. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the Investment Company Act of 1940 as amended, and the rules, regulations, and applicable exemptive orders thereunder ("1940 Act") in the percentage of its assets that it may invest in the obligations of a single issuer.

Fund	Diversified	Non-Diversified
Voya Corporate Leaders® 100 Fund	X
Voya Large-Cap Growth Fund		X
Voya Large Cap Value Fund	X
Voya Mid Cap Research Enhanced Index Fund	X
Voya MidCap Opportunities Fund	X
Voya Multi-Manager Mid Cap Value Fund	X
Voya Small Company Fund	X
Voya SmallCap Opportunities Fund	X
Voya U.S. High Dividend Low Volatility Fund	X
4.The sub-section entitled "More Information About the Funds – Additional Information About the Principal Risks" of the Fund's Prospectuses is revised to include the following risk:
Issuer Non-Diversification: A "non-diversified" investment company is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified" and could underperform compared to such funds. Even though classified as non-diversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VOYA EQUITY TRUST
Voya Large-Cap Growth Fund
(the "Fund")
Supplement dated October 7, 2021
to the Fund's Class A, Class C, Class I, Class P3, Class R, Class R6, Class T and Class W
Statement of Additional Information (the "SAI")
dated September 30, 2021
On May 27, 2021, the Board of Trustees of Voya Equity Trust approved a proposal to change the classification of Voya Large-Cap Growth Fund from "diversified" to "non-diversified," as such terms are defined under the Investment Company Act of 1940, as amended.
Shareholder approval is required to change the Fund's classification from "diversified" to "non- diversified." A proxy statement detailing the proposed change to the Fund's diversification classification was mailed to the Fund's shareholders on or about August 9, 2021. Shareholders approved the proposal to change the Fund's diversification classification at a shareholder meeting held on October 7, 2021.
Effective immediately, the Fund's SAI is revised as follows:
The line item with respect to the Fund in the sub-section entitled "Supplemental Description of Fund Investments and Risks – Diversification" in the Fund's SAI is hereby deleted in its entirety and replaced with the following:
Fund	Diversified	Non-Diversified	Concentration
Voya Large-Cap Growth Fund		X
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE